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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of FIRST ENTERPRISE FINANCIAL GTROUP, INC., an Illinois corporation (the "Company"), does hereby constitute and appoint MICHAEL P. HARRINGTON, JAN W. ERFERT and PAUL A. STINNEFORD, with full power to each of them to act alone, as the true and lawful attorneys and agents of the undersigned, with full power of substitution and resubstitution to each of said attorneys to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Company to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereto, relating to annual reports on Form 10-K, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his name as a director or officer, or both, of the Company, as indicated below opposite his signature, to annual reports on Form 10-K or any amendments or papers supplemental thereto; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, this 31st day of January, 1997.

/s/ Michael P. Harrington
-------------------------
Michael P. Harrington                              Director and Chairman of the Board of
                                                   Directors (principal executive officer)
/s/ Louis J. Glunz
------------------
Louis J. Glunz                                     Director

/s/ M. William Isbell
---------------------
M. William Isbell                                  Director

/s/ Thomas G. Parker
--------------------
Thomas G. Parker                                   Director

/s/ Paul A. Stinneford
----------------------
Paul A. Stinneford                                 Director, Vice President and Secretary

/s/ Joseph H. Stegmayer
-----------------------
Joseph H. Stegmayer                                Director

/s/ Kenneth L. Stucky
---------------------
Kenneth L. Stucky                                  Director

/s/ Jan W. Erfert
-----------------
Jan W. Erfert                                      Vice President and Treasurer
                                                   (principal financial officer)
/s/ Robert J. Harker
--------------------
Robert J. Harker                                   Vice President and Controller
                                                   (principal accounting officer)





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